Note 5 - Investments	12 Months Ended
Dec. 31, 2013
Investments Schedule [Abstract]
Investment [Text Block]

5.  Investments

Immune Ltd. purchased 3,846,154 shares of Pre-merged Immune Inc.’s common stock at a price of $0.13 per share, or $0.5 million, during 2013. These shares were not registered and were carried on the balance sheet at cost. These shares were purchased in contemplation of the Merger Agreement and were treated as a component of the consideration upon consummation of the merger.

The Company is party to a related party loan pursuant to the merger agreement with Immune Ltd. The Company borrowed approximately $1.1 million from Immune Ltd. during 2013. The loan was bearing interest at a rate of 3.27%, which equates to an immaterial amount of interest expense through December 31, 2013. The loan was eliminated in consolidation upon the closing of the merger with Immune Ltd. on August 25, 2013.